UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549
_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event
reported: May 8, 2013

AMR CORPORATION _
(Exact name of registrant as specified in its charter)

Delaware 1-8400 75-1825172 _
(State of Incorporation) (Commission File Number) (IRS Employer Identification No.)

4333 Amon Carter Blvd. Fort Worth, Texas 76155
(Address of principal executive offices) (Zip Code)

(817) 963-1234 _
                 (Registrant's telephone number)

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

AMR Corporation issued a press release on May 8, 2013 reporting April revenue and traffic results.  The press release is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

The following exhibit is filed herewith:

Exhibit Number                Description

99.1	Press Release dated May 8, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    AMR CORPORATION

/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Corporate Secretary

Dated: May 8, 2013

EXHIBIT INDEX

Exhibit 99.1	Description Press Release

Contact:	Sean Collins
Media Relations
817 967 1577
mediarelations@aa.com

FOR RELEASE: Wednesday, May 8, 2013
AMR CORPORATION REPORTS APRIL 2013 REVENUE AND TRAFFIC RESULTS
Consolidated Traffic Decreased 1.1 Percent

FORT WORTH, Texas - AMR Corporation today reported April 2013 consolidated revenue and traffic results for its principal subsidiary, American Airlines, Inc., and its wholly owned subsidiary, AMR Eagle Holding Corporation.
Consolidated traffic was 1.1 percent lower year-over-year on 0.4 percent more capacity, resulting in a consolidated load factor of 81.6 percent, 1.3 points lower than the same period last year.
Domestic capacity and traffic were 1.5 percent and 1.4 percent lower year-over-year, respectively, resulting in a domestic load factor of 85.0 percent, 0.1 points higher compared to the same period last year.
International load factor of 78.6 percent was 3.1 points lower year-over-year, as traffic decreased 0.6 percent on 3.4 percent more capacity.
April's consolidated passenger revenue per available seat mile (PRASM) was an estimated 2.9 percent below the same period last year. On a consolidated basis, the company boarded 8.8 million passengers in April.

The Company's Results Are Detailed Below:

AMR Preliminary Results Summary

April 2013 consolidated PRASM (cents/ASM)*	12.73
April 2013 consolidated year-over-year PRASM change	(2.9%)
April 2013 consolidated fuel price including effective hedges & taxes (dollars/gallon)	$3.17

*Note: Previously, consolidated PRASM (cents/ASM) was quoted for the prior year period.

AMR TRAFFIC SUMMARY
EXCLUDES CHARTER SERVICES

	APRIL				Year-to-Date
	2013	2012	Change		2013	2012	Change
REVENUE PASSENGER MILES (000)
Domestic	6,168,295	6,252,873	(1.4)%		24,192,772	24,259,605	(0.3)%
International	4,082,653	4,107,766	(0.6)		16,183,674	16,050,238	0.8
Atlantic	1,493,441	1,568,274	(4.8)		4,840,564	5,042,581	(4.0)
Latin America	2,022,487	1,944,566	4.0		9,023,027	8,648,516	4.3
Pacific	566,725	594,926	(4.7)		2,320,082	2,359,141	(1.7)

Mainline	10,250,948	10,360,639	(1.1)		40,376,446	40,309,843	0.2
Regional	842,187	853,880	(1.4)		3,234,547	3,223,347	0.3
Consolidated	11,093,134	11,214,519	(1.1)		43,610,993	43,533,190	0.2

AVAILABLE SEAT MILES (000)
Domestic	7,260,242	7,370,984	(1.5)%		29,186,126	29,816,734	(2.1)%
International	5,196,370	5,027,418	3.4		20,646,785	20,482,564	0.8
Atlantic	1,872,325	1,887,108	(0.8)		6,252,573	6,609,762	(5.4)
Latin America	2,567,237	2,389,497	7.4		11,449,218	10,851,264	5.5
Pacific	756,808	750,813	0.8		2,944,993	3,021,538	(2.5)

Mainline	12,456,612	12,398,403	0.5		49,832,910	50,299,298	(0.9)
Regional	1,131,574	1,130,261	0.1		4,448,957	4,459,505	(0.2)
Consolidated	13,588,186	13,528,664	0.4		54,281,867	54,758,802	(0.9)

LOAD FACTOR
Domestic	85.0	84.8	0.1	Pts	82.9	81.4	1.5	Pts
International	78.6	81.7	(3.1)		78.4	78.4	—
Atlantic	79.8	83.1	(3.3)		77.4	76.3	1.1
Latin America	78.8	81.4	(2.6)		78.8	79.7	(0.9)
Pacific	74.9	79.2	(4.4)		78.8	78.1	0.7

Mainline	82.3	83.6	(1.3)		81.0	80.1	0.9
Regional	74.4	75.5	(1.1)		72.7	72.3	0.4
Consolidated	81.6	82.9	(1.3)		80.3	79.5	0.8

PASSENGERS BOARDED
Mainline	7,035,916	7,129,069	(1.3)%		27,918,827	27,920,313	—%
Regional	1,750,419	1,804,277	(3.0)		6,766,383	6,735,534	0.5
Consolidated	8,786,335	8,933,346	(1.6)		34,685,210	34,655,847	0.1

SYSTEM CARGO TON MILES (000)
Total	146,990	151,878	(3.2)%		557,120	596,708	(6.6)%

Note: Regional data includes operations by wholly owned subsidiaries of AMR, and operations performed by third parties under executed air service agreements.

Cautionary Statement Regarding Forward-Looking Statements and Information
This news release could be viewed as containing forward-looking statements or information. Actual results may differ materially from the results suggested by the statements and information contained herein for a number of reasons, including, but not limited to, risks related to the pending merger, including fulfillment of conditions and receipt of consents and approvals, the company's ability to secure financing for all of its scheduled aircraft deliveries, the impact of the restructuring of the company and certain of its U.S. subsidiaries, the company's ability to refinance, extend or repay its near and intermediate term debt, the company's substantial level of indebtedness and related interest rates, the potential impact of volatile and rising fuel prices, impairments and restructuring charges, and the potential impact of labor unrest. Because of the company's restructuring, there can be no assurance as to the future value of the company's or any of its subsidiaries' securities, including AMR common stock. Accordingly, the company urges that caution be exercised with respect to existing and future investments in any of these securities (including AMR's common stock) or other claims. Readers are referred to the documents filed by the company with the Securities and Exchange Commission, including the company's Form 10-K for the period ended December 31, 2012, as amended by its Form 10-K/A filed April 16, 2013, which further identify the important risk factors that could cause actual results to differ materially from the forward-looking statements in this news release. The company disclaims any obligation to update any forward-looking statement or information.

About American Airlines
American Airlines focuses on providing an exceptional travel experience across the globe, serving more than 260 airports in more than 50 countries and territories. American's fleet of nearly 900 aircraft fly more than 3,500 daily flights worldwide from hubs in Chicago, Dallas/Fort Worth, Los Angeles, Miami and New York. American flies to nearly 100 international locations including important markets such as London, Madrid, Sao Paulo and Tokyo. With more than 500 new planes scheduled to join the fleet, including continued deliveries of the Boeing 737 family of aircraft and new additions such as the Boeing 777-300ER and the Airbus A320 family of aircraft, American is building toward the youngest and most modern fleet among major U.S. carriers. American's website, aa.com®, provides customers with easy access to check and book fares, and personalized news, information and travel offers. American's AAdvantage® program, voted Airline Program of the Year at the 2013 Freddie Awards, lets members earn miles for travel and everyday purchases and redeem miles for flights to almost 950 destinations worldwide, as well as flight upgrades, vacation packages, car rentals, hotel stays and other retail products. The airline also offers nearly 40 Admirals Club® locations worldwide providing comfort, convenience, and an environment with a full range of services making it easy for customers to stay productive without interruption. American is a founding member of the oneworld® alliance, which brings together some of the best and biggest airlines in the world, including global brands like British Airways, Cathay Pacific, Iberia Airlines, Japan Airlines, LAN and Qantas. Together, its members serve more than 840 destinations served by some 9,000 daily flights to nearly 160 countries and territories. Connect with American on Twitter @AmericanAir or Facebook.com/AmericanAirlines. American Airlines, Inc. and American Eagle Airlines, Inc. are subsidiaries of AMR Corporation. AMR Corporation common stock trades under the symbol “AAMRQ” on the OTCQB marketplace, operated by OTC Markets Group.

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